SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

   November 4, 2008

Date of Report

   November 4, 2008

(Date of earliest event reported)

   WORLD TROPHY OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

   5210 Fairlee Court

   Anaheim Hills, CA  92807

(Address of principal executive offices, including zip code)

   714-276-7816

(Registrant’s telephone number, including area code)

__________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On November 4, 2008, the Company completed a dividend distribution to its shareholders of record as of October 24, 2008 in the amount equal to two additional shares of common stock for every one share of common stock currently issued and outstanding of the Company.  Following the dividend distribution, the Company has 33,658,200 shares of common stock issued and outstanding.

The securities were issued in a private transaction and issued in reliance of the exemption provided by Section 4(2) of the Securities Act of 1933.  The transaction did not involve any public offering or broker and no commissions were paid on the transaction.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORLD TROPHY OUTFITTERS, INC.

DATE:  November 4, 2008

By: /s/ Mathew Evans

Mathew Evans

Chief Executive Officer

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